UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 29, 2024
Wag! Group Co.
(Exact name of registrant as specified in its charter)

Delaware	001-40764	88-3590180
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Francisco Street, Suite 360 San Francisco, California	94133
(Address of principal executive offices)	(Zip Code)
(707) 324-4219
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PET	The Nasdaq Global Market
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	PETWW	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Wag! Group Co. (the “Company”) held its Annual Meeting of Stockholders of on May 22, 2024 (the “Annual Meeting”). As described in Item 5.07 of this report, at the Annual Meeting the Company’s stockholders approved an amendment to the Company’s Certificate of Incorporation permitting to limit the liability of officers to the maximum extent permitted by law as permitted pursuant to Section 102(b)(7) of the Delaware General Corporation Law (the “Officer Exculpation Amendment”). Following the Annual Meeting, the Company filed the Officer Exculpation Amendment with the Delaware Secretary of State on May 29, 2024.
The Officer Exculpation Amendment provides for the exculpation of officers for personal liability for claims that do not involve breaches of the duty of loyalty, acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, or any transaction in which the officer derived an improper personal benefit. In addition, under the Officer Exculpation Amendment, the exculpation of officers does not apply to claims brought by or in the right of the Company, such as derivative claims.
The foregoing description of the Officer Exculpation Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Officer Exculpation Amendment, a copy of which is attached as Exhibit 3.1 to this report and incorporated herein by reference.

Item 5.07    Submission of Matters to a Vote of Security Holders.
The following three proposals were voted on at the Annual Meeting (as described in greater detail in the Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 9, 2024), with the final results of the votes set forth below:
Proposal 1
The individuals below were elected at the Annual Meeting to serve as Class II Directors of the Company until the 2027 annual meeting of stockholders and until their respective successors are elected and qualified.

	FOR	WITHHELD	BROKER NON-VOTES
KIMBERLY BLACKWELL	22,539,024	664,858	6,481,821
MELINDA CHELLIAH	22,694,861	509,021	6,481,821
Proposal 2
Ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2024 was approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
29,624,501	8,374	52,828
Proposal 3
An amendment of our certificate of incorporation to permit the exculpation of officers was approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
22,420,085	730,729	53,068	6,481,821

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits:

Exhibit Number	Description
3.1	Restated Certificate of Incorporation of Wag! Group Co.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAG! GROUP CO.

By:	/s/ ALEC DAVIDIAN
Alec Davidian
Chief Financial Officer
(Principal Financial and Accounting Officer)
Date: May 29, 2024
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